Exhibit 99.3

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-C

KEY PERFORMANCE FACTORS
October 31, 1998



        Expected B Maturity                         11/15/01


        Blended Coupon                               5.7820%



        Excess Protection Level
          3 Month Average   5.40%
          October, 1998   5.78%
          September, 1998   4.20%
          August, 1998   6.21%


        Cash Yield                                  18.93%


        Investor Charge Offs                         4.98%


        Base Rate                                    8.17%


        Over 35 Day Delinquency                      5.16%


        Seller's Interest                            8.67%


        Total Payment Rate                          14.28%


        Total Principal Balance                     $ 39,561,435,127.71


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 3,431,640,609.22